UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT   OCTOBER 31, 2012

Real Estate Fund

Table of Contents

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the seven months ended October 31, 2012. (We changed the fiscal year end for our two real estate mutual funds from March 31 to October 31, resulting in a seven-month annual reporting period in 2012.) Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Economic and Financial Uncertainties Shaped Asset Returns

During the second and third calendar quarters of 2012 (the primary period covered by this report), the global economy and financial markets still struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but have weakened since 2010, with increased uncertainty during the reporting period surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe, and in influential emerging economies such as China.

These near-term uncertainties were reflected in relative asset returns for the reporting period. Commodity prices generally declined as global economic growth slowed, while assets perceived to be more on the “safe-haven” side of the investment spectrum advanced, including U.S. Treasury securities. In general, U.S. bonds outperformed U.S. stocks—the Barclays U.S. Aggregate Bond Index advanced 3.89% while the S&P 500 Index gained 1.52%.

Return levels diverged considerably within the U.S. equity discipline. Sectors viewed as relatively defensive, such as utilities, generally outperformed the broader market, as did REIT (real estate investment trust) shares. Technology and small-cap growth stocks generally underperformed.

The outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility. Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market posted relatively flat returns overall for the period from March 31, 2012, to October 31, 2012. Uncertainty on the economic, financial, and political fronts contributed to swings in market sentiment, but the end result was little change in the broad equity indices.

As the reporting period began, signs of improving U.S. economic conditions—including a three-year low in the unemployment rate—had resulted in a strong and steady equity market rally that lasted from October 2011 into early April 2012. At that point, stocks reversed course as evidence of slowing economic activity led to renewed concerns about the strength of the economy. In addition, adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, exacerbating the stock market decline in April and May.

Stocks bottomed in June and began an uneven but solid recovery. Despite continued signs of sluggish economic growth domestically and sovereign debt turmoil in Europe, the stock market rebounded thanks to accommodative actions taken by central banks around the world. In the U.S., the Federal Reserve announced an extension of its near-zero interest rate policy into 2015 and a third round of quantitative easing measures, while the European Central Bank pledged to buy bonds to support troubled debt markets in Europe. These and other actions by the world’s central banks to stimulate their respective economies helped restore investor confidence.

The market fell back late in the period amid uncertainty about the outcome of the U.S. presidential election and a resolution to the “fiscal cliff”—the simultaneous tax increases and spending cuts due to occur at the end of 2012. As a result, stocks finished the reporting period about where they started.

For the seven-month reporting period, the broad equity indices (such as the S&P 500 Index and the Russell 3000 Index) rose by 1–2%. As the table below illustrates, large-cap stocks advanced modestly during the period, while mid- and small-cap issues posted fractional declines. In addition, value shares outperformed growth across all market capitalizations.

U.S. Stock Index Returns
For the seven months ended October 31, 2012*
Russell 1000 Index (Large-Cap)	1.26%	Russell 2000 Index (Small-Cap)	-0.61%
Russell 1000 Growth Index	-1.13%	Russell 2000 Growth Index	-2.42%
Russell 1000 Value Index	3.65%	Russell 2000 Value Index	1.20%
Russell Midcap Index	-0.08%
Russell Midcap Growth Index	-2.82%
Russell Midcap Value Index	2.46%

*Total returns for periods less than one year are not annualized.

4

Performance

Total Returns as of October 31, 2012
				Average Annual Returns
	Ticker Symbol	7 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	3.38%	15.13%	0.29%	11.51%	11.21%	9/21/95(2)
MSCI U.S. REIT Index	—	2.91%	14.81%	1.72%	11.81%	10.76%(3)	—
S&P 500 Index	—	1.52%	15.21%	0.36%	6.91%	7.24%(3)	—
Institutional Class	REAIX	3.47%	15.38%	0.50%	11.72%	9.52%	6/16/97
A Class(4) No sales charge* With sales charge*	AREEX	3.21% -2.71%	14.86% 8.24%	0.05% -1.13%	11.24% 10.58%	10.74% 10.27%	10/6/98
C Class No sales charge* With sales charge*	ARYCX	2.76% 1.76%	13.97% 13.97%	-0.68% -0.68%	— —	-0.48% -0.48%	9/28/07
R Class	AREWX	3.06%	14.60%	-0.20%	—	0.00%	9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized. The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month reporting period.

(2)	The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on 6/13/97 and Real Estate was first offered to the public on 6/16/97.

(3)	Since 9/30/95, the date nearest the Investor Class’s inception for which data are available.

(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Manager: Steven Brown

Performance Summary

Real Estate posted a total return of 3.38%* for the period from March 31, 2012, through October 31, 2012. By comparison, the MSCI U.S. REIT Index (the fund’s benchmark) returned 2.91%, while the S&P 500 Index (a broad stock market measure) returned 1.52%.

REIT Market Overview

Real estate investment trusts (REITs) advanced modestly during the reporting period and outpaced the broad equity market. The period was characterized by evidence of slowing economic activity, continued sovereign debt turmoil in Europe, uncertainty regarding the outcome of the U.S. presidential election, and concerns about the “fiscal cliff”—the impending expiration of federal tax cuts and automatic implementation of government spending reductions at the end of 2012. These factors served as headwinds to performance in the REIT sector, as well as the stock market in general.

On the positive side, interest rates remained near historically low levels, which helped keep borrowing costs low and made REIT dividend yields more attractive to investors. In addition, supply and demand dynamics in the commercial property sector provided a favorable backdrop for REIT performance.

The top-performing sectors in the REIT market for the reporting period included timber, health care, and self-storage REITs. Timber REITs benefited from signs of improvement in the housing market, which is in the early stages of a recovery after five years of decline and decay. Stronger new home sales also provided a boost to homebuilder stocks. Health care REITs attracted demand for their relatively high dividend yields and defensive characteristics, while self-storage REITs benefited from improving fundamentals.

Laggards in the REIT market included hotel and apartment REITs, both of which declined for the reporting period. Hotel REITs were adversely impacted by the economic slowdown, which led to reduced spending on travel, while apartment REITs faced concerns that the improving housing market would reduce demand for rental units. Office REITs were flat for the reporting period as inconsistent job growth figures kept occupancy levels in check.

Timber REITs and Homebuilders Outperformed

The fund’s outperformance of its benchmark index during the reporting period was driven largely by its holdings of timber REITs and homebuilders, neither of which are represented in the benchmark. The portfolio’s leading contributor, on both a relative and absolute basis, was timber REIT Weyerhaeuser, which gained nearly 45% during the reporting period. With the housing market beginning to rebound, Weyerhaeuser benefited from growing demand and higher prices for lumber, as well as better results in its own homebuilding subsidiary.

*Total returns for periods less than one year are not annualized. All fund returns referenced in this commentary are for Investor Class shares.

7

Homebuilder stocks also posted strong returns for the reporting period, driven by meaningful growth in new home buying after several years of stagnant sales. Top contributors among the fund’s homebuilders included PulteGroup, which was up more than 80% for the period, and Lennar.

Stock selection among self-storage REITs also contributed positively to performance versus the benchmark index. The best performer in this sector was Extra Space Storage, which is based in Utah and owns storage facilities throughout the U.S. In addition to benefiting from improving supply and demand dynamics, Extra Space continued to take market share from smaller, private self-storage companies that lack the resources and scale to keep pace with larger operators.

Hotel and Office REITs Detracted

The fund’s overweight position in hotel REITs weighed on performance compared with the benchmark index during the period. Notable individual detractors in this segment of the portfolio included Starwood Hotels & Resorts Worldwide and DiamondRock Hospitality. Both companies saw revenues decelerate as discretionary spending on travel was negatively impacted by the slowdown in the broader economy.

Stock selection among office REITs also detracted from relative results. Kilroy Realty, which is based in southern California and owns office properties primarily on the West Coast, issued equity during the period, which weighed on the stock.

Another notable detractor was BRE Properties, which owns apartment properties primarily in southern California. BRE struggled with the perceived risks associated with a sizable development pipeline. In addition, the apartment market in San Diego, one of BRE’s largest sub-markets, underperformed as job growth in the area came in below the national average.

Outlook

As we move into 2013, we expect the current environment—featuring low interest rates, modest economic growth, and benign inflation—to continue into the new year. We believe this backdrop will remain supportive for the REIT market. A successful resolution to the “fiscal cliff” before the end of the year could represent another positive catalyst for the REIT sector. We are focusing on high-quality REITs operating in favorable property markets, as well as segments of the REIT market where demand is outstripping supply.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	11.3%
Public Storage	5.2%
Boston Properties, Inc.	5.2%
ProLogis, Inc.	5.1%
HCP, Inc.	4.6%
Equity Residential	4.0%
Ventas, Inc.	3.8%
Health Care REIT, Inc.	3.0%
Taubman Centers, Inc.	2.6%
AvalonBay Communities, Inc.	2.5%

Sub-Industry Allocation	% of net assets
Retail REITs	26.0%
Specialized REITs	24.6%
Residential REITs	15.9%
Office REITs	13.4%
Industrial REITs	7.2%
Homebuilding	2.9%
Diversified REITs	2.3%
Hotels, Resorts and Cruise Lines	1.3%
Mortgage REITs	1.1%
Wireless Telecommunication Services	1.1%
Casinos and Gaming	1.0%
Internet Software and Services	0.7%
Real Estate Operating Companies	0.6%
Cash and Equivalents*	1.9%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.3%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12–10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.50	$5.81	1.15%
Institutional Class	$1,000	$1,005.50	$4.80	0.95%
A Class	$1,000	$1,003.40	$7.07	1.40%
C Class	$1,000	$999.60	$10.84	2.15%
R Class	$1,000	$1,001.80	$8.33	1.65%
Hypothetical
Investor Class	$1,000	$1,019.41	$5.85	1.15%
Institutional Class	$1,000	$1,020.42	$4.84	0.95%
A Class	$1,000	$1,018.15	$7.12	1.40%
C Class	$1,000	$1,014.37	$10.92	2.15%
R Class	$1,000	$1,016.89	$8.39	1.65%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

Shares	Value
Common Stocks — 98.1%
CASINOS AND GAMING — 1.0%
Las Vegas Sands Corp.	269,900	$12,534,156
DIVERSIFIED REITs — 2.3%
Vornado Realty Trust	363,900	29,188,419
HOMEBUILDING — 2.9%
Lennar Corp., Class A	252,700	9,468,669
PulteGroup, Inc.(1)	1,070,500	18,562,470
Standard Pacific Corp.(1)	1,164,700	8,036,430
		36,067,569
HOTELS, RESORTS AND CRUISE LINES — 1.3%
Wyndham Worldwide Corp.	322,100	16,233,840
INDUSTRIAL REITs — 7.2%
DCT Industrial Trust, Inc.	2,635,500	16,998,975
First Industrial Realty Trust, Inc.(1)	666,800	8,901,780
ProLogis, Inc.	1,882,000	64,533,780
		90,434,535
INTERNET SOFTWARE AND SERVICES — 0.7%
Equinix, Inc.(1)	52,300	9,435,443
MORTGAGE REITs — 1.1%
Newcastle Investment Corp.	1,627,900	14,081,335
OFFICE REITs — 13.4%
Boston Properties, Inc.	613,000	65,161,900
Brandywine Realty Trust	1,411,300	16,371,080
Digital Realty Trust, Inc.	162,100	9,957,803
Douglas Emmett, Inc.	1,049,700	24,615,465
Duke Realty Corp.	1,108,400	16,049,632
Kilroy Realty Corp.	493,300	21,907,453
SL Green Realty Corp.	193,100	14,540,430
		168,603,763
REAL ESTATE OPERATING COMPANIES — 0.6%
Forest City Enterprises, Inc. Class A(1)	466,400	7,485,720
RESIDENTIAL REITs — 15.9%
American Campus Communities, Inc.	404,900	18,346,019
Apartment Investment & Management Co., Class A	996,200	26,588,578
AvalonBay Communities, Inc.	232,700	31,544,812
Camden Property Trust	469,200	30,793,596
Equity Residential	883,700	50,733,217
Essex Property Trust, Inc.	90,900	13,635,000
Post Properties, Inc.	447,100	21,822,951
UDR, Inc.	287,500	6,977,625
		200,441,798
RETAIL REITs — 26.0%
CBL & Associates Properties, Inc.	979,200	$21,904,704
DDR Corp.	1,755,600	26,966,016
Equity One, Inc.	704,000	14,713,600
General Growth Properties, Inc.	1,570,900	30,883,894
Kimco Realty Corp.	1,527,700	29,820,704
Macerich Co. (The)	501,200	28,568,400
Simon Property Group, Inc.	935,100	142,331,571
Taubman Centers, Inc.	411,300	32,307,615
		327,496,504
SPECIALIZED REITs — 24.6%
DiamondRock Hospitality Co.	992,700	8,418,096
Extra Space Storage, Inc.	567,900	19,586,871
HCP, Inc.	1,295,467	57,389,188
Health Care REIT, Inc.	643,100	38,219,433
Host Hotels & Resorts, Inc.	1,612,500	23,316,750
LaSalle Hotel Properties	210,100	5,029,794
Pebblebrook Hotel Trust	297,500	6,312,950
Public Storage	471,900	65,419,497
Rayonier, Inc.	129,800	6,361,498
Sunstone Hotel Investors, Inc.(1)	700,500	6,920,940
Ventas, Inc.	748,300	47,344,941
Weyerhaeuser Co.	898,200	24,871,158
		309,191,116
WIRELESS TELECOMMUNICATION SERVICES — 1.1%
SBA Communications Corp., Class A(1)	203,100	13,532,553
TOTAL COMMON STOCKS (Cost $885,727,104)		1,234,726,751
Temporary Cash Investments — 1.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $8,618,535), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $8,444,866)		8,444,812
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $8,638,572), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $8,444,859)		8,444,812

12

Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $3,587,294), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $3,517,561)		$3,517,545
SSgA U.S. Government Money Market Fund	81,127	81,127
TOTAL TEMPORARY CASH INVESTMENTS (Cost $20,488,296)		20,488,296
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $906,215,400)		1,255,215,047
OTHER ASSETS AND LIABILITIES — 0.3%		3,955,992
TOTAL NET ASSETS — 100.0%		$1,259,171,039

Notes to Schedule of Investments

REIT = Real Estate Investment Trust

(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $906,215,400)	$1,255,215,047
Receivable for investments sold	17,478,257
Receivable for capital shares sold	2,853,816
Dividends and interest receivable	116
1,275,547,236

Liabilities
Payable for investments purchased	12,415,596
Payable for capital shares redeemed	2,744,283
Accrued management fees	1,175,028
Distribution and service fees payable	41,290
16,376,197

Net Assets	$1,259,171,039

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,386,173,446
Undistributed net investment income	2,064,521
Accumulated net realized loss	(478,066,575)
Net unrealized appreciation	348,999,647
$1,259,171,039

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$759,303,132	32,941,305	$23.05
Institutional Class, $0.01 Par Value	$324,283,100	14,038,814	$23.10
A Class, $0.01 Par Value	$166,496,779	7,223,130	$23.05	*
C Class, $0.01 Par Value	$5,622,444	247,444	$22.72
R Class, $0.01 Par Value	$3,465,584	151,003	$22.95

* Maximum offering price $24.46 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SEVEN MONTHS ENDED OCTOBER 31, 2012 AND YEAR ENDED MARCH 31, 2012
	October 31, 2012(1)	March 31, 2012
Investment Income (Loss)
Income:
Dividends	$12,817,347	$20,357,649
Interest	15,891	6,416
	12,833,238	20,364,065

Expenses:
Management fees	7,808,270	11,249,558
Distribution and service fees:
A Class	235,263	336,281
B Class	—	467
C Class	21,967	18,680
R Class	8,204	8,818
Directors’ fees and expenses	31,401	43,760
Other expenses	—	1,319
	8,105,105	11,658,883

Net investment income (loss)	4,728,133	8,705,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	55,348,950	66,741,271
Change in net unrealized appreciation (depreciation) on investments	(21,761,266)	66,043,274

Net realized and unrealized gain (loss)	33,587,684	132,784,545

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,315,817	$141,489,727

(1) The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SEVEN MONTHS ENDED OCTOBER 31, 2012 AND YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012(1)	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$4,728,133	$8,705,182	$7,560,401
Net realized gain (loss)	55,348,950	66,741,271	200,334,854
Change in net unrealized appreciation (depreciation)	(21,761,266)	66,043,274	10,715,797
Net increase (decrease) in net assets resulting from operations	38,315,817	141,489,727	218,611,052

Distributions to Shareholders
From net investment income:
Investor Class	(1,508,856)	(7,773,868)	(5,541,757)
Institutional Class	(1,024,086)	(3,905,445)	(2,952,541)
A Class	(130,415)	(1,436,579)	(1,046,525)
B Class	—	—	(229)
C Class	—	(15,776)	(3,154)
R Class	(255)	(18,401)	(3,917)
Decrease in net assets from distributions	(2,663,612)	(13,150,069)	(9,548,123)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	80,720,171	(33,113,657)	(96,616,583)

Net increase (decrease) in net assets	116,372,376	95,226,001	112,446,346

Net Assets
Beginning of period	1,142,798,663	1,047,572,662	935,126,316
End of period	$1,259,171,039	$1,142,798,663	$1,047,572,662

Accumulated undistributed net investment income (loss)	$2,064,521	—	$(1,919)

(1) The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in equity securities issued by real estate investment trusts and companies engaged in the real estate industry.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.05% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the seven months ended October 31, 2012 and the year ended March 31, 2012 was 1.14% and 1.16%, respectively, for the Investor Class, A Class, C Class and R Class and 0.94% and 0.96%, respectively, for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the seven months ended October 31, 2012 and the year ended March 31, 2012, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 13% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the seven months ended October 31, 2012 were $1,136,146,103 and $1,025,199,416, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Seven months ended October 31, 2012(1)		Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/ Shares Authorized	150,000,000		150,000,000		150,000,000
Sold	7,708,880	$177,520,406	10,880,030	$221,561,441	9,936,153	$171,304,273
Issued in reinvestment of distributions	62,487	1,473,809	376,842	7,595,460	293,260	5,155,307
Redeemed	(5,988,471)	(137,976,791)	(11,017,255)	(217,677,225)	(15,118,463)	(258,085,198)
	1,782,896	41,017,424	239,617	11,479,676	(4,889,050)	(81,625,618)
Institutional Class/Shares Authorized	75,000,000		75,000,000		75,000,000
Sold	2,518,040	58,501,052	3,184,340	64,220,181	5,250,292	90,751,885
Issued in reinvestment of distributions	43,277	1,007,793	191,040	3,846,085	165,593	2,916,541
Redeemed	(1,494,712)	(34,482,678)	(5,577,862)	(107,633,958)	(4,792,589)	(84,080,224)
	1,066,605	25,026,167	(2,202,482)	(39,567,692)	623,296	9,588,202
A Class/Shares Authorized	40,000,000		40,000,000		40,000,000
Sold	1,929,093	44,350,398	2,997,190	61,932,215	2,827,581	49,364,023
Issued in reinvestment of distributions	5,281	127,218	69,670	1,411,296	58,754	1,035,857
Redeemed	(1,475,587)	(33,972,461)	(3,508,480)	(69,618,846)	(4,408,803)	(76,067,947)
	458,787	10,505,155	(441,620)	(6,275,335)	(1,522,468)	(25,668,067)
B Class/Shares Authorized	N/A		5,000,000		5,000,000
Sold			—	—	290	4,972
Issued in reinvestment of distributions			—	—	13	229
Redeemed			(4,495)	(85,823)	(1,598)	(28,164)
			(4,495)	(85,823)	(1,295)	(22,963)
C Class/Shares Authorized	5,000,000		5,000,000		5,000,000
Sold	146,482	3,347,592	59,962	1,222,030	30,885	544,430
Issued in reinvestment of distributions	—	—	657	13,257	165	2,914
Redeemed	(15,422)	(348,901)	(26,132)	(503,556)	(11,531)	(196,244)
	131,060	2,998,691	34,487	731,731	19,519	351,100
R Class/Shares Authorized	5,000,000		5,000,000		5,000,000
Sold	64,149	1,470,751	62,654	1,256,865	46,748	851,148
Issued in reinvestment of distributions	10	250	901	18,313	218	3,871
Redeemed	(13,013)	(298,267)	(33,454)	(671,392)	(5,337)	(94,256)
	51,146	1,172,734	30,101	603,786	41,629	760,763
Net increase (decrease)	3,490,494	$80,720,171	(2,344,392)	$(33,113,657)	(5,728,369)	$(96,616,583)

(1) The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,234,726,751	—	—
Temporary Cash Investments	81,127	$20,407,169	—
Total Value of Investment Securities	$1,234,807,878	$20,407,169	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the seven months ended October 31, 2012 and the years ended March 31, 2012 and March 31, 2011 were as follows:

	October 31, 2012(1)	March 31, 2012	March 31, 2011
Distributions Paid From
Ordinary income	$2,663,612	$13,150,069	$9,548,123
Long-term capital gains	—	—	—

(1) The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

21

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$969,249,181
Gross tax appreciation of investments	$289,535,212
Gross tax depreciation of investments	(3,569,346)
Net tax appreciation (depreciation) of investments	$285,965,866
Undistributed ordinary income	$2,064,521
Accumulated short-term capital losses	$(415,032,794)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012(3)	$22.35	0.09	0.66	0.75	(0.05)	—	(0.05)	$23.05	3.38%	1.15	%(4)	0.64	%(4)	86%	$759,303
2012	$19.58	0.17	2.87	3.04	(0.27)	—	(0.27)	$22.35	15.62%	1.16%		0.83%		168%	$696,245
2011	$15.79	0.13	3.83	3.96	(0.17)	—	(0.17)	$19.58	25.19%	1.16%		0.76%		238%	$605,529
2010	$7.80	0.28	8.01	8.29	(0.30)	—	(0.30)	$15.79	107.30%	1.16%		2.24%		236%	$565,463
2009	$21.67	0.46	(13.91)	(13.45)	(0.42)	—	(0.42)	$7.80	(62.80)%	1.15%		2.87%		109%	$361,510
2008	$31.37	0.43	(5.53)	(5.10)	(0.51)	(4.09)	(4.60)	$21.67	(16.60)%	1.14%		1.60%		153%	$864,011
Institutional Class
2012(3)	$22.40	0.11	0.67	0.78	(0.08)	—	(0.08)	$23.10	3.47%	0.95	%(4)	0.84	%(4)	86%	$324,283
2012	$19.62	0.21	2.87	3.08	(0.30)	—	(0.30)	$22.40	15.86%	0.96%		1.03%		168%	$290,557
2011	$15.81	0.17	3.84	4.01	(0.20)	—	(0.20)	$19.62	25.48%	0.96%		0.96%		238%	$297,740
2010	$7.81	0.30	8.03	8.33	(0.33)	—	(0.33)	$15.81	107.71%	0.96%		2.44%		236%	$230,109
2009	$21.71	0.50	(13.94)	(13.44)	(0.46)	—	(0.46)	$7.81	(62.73)%	0.95%		3.07%		109%	$104,565
2008	$31.41	0.48	(5.54)	(5.06)	(0.55)	(4.09)	(4.64)	$21.71	(16.44)%	0.94%		1.80%		153%	$200,982

23

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
A Class(8)
2012(3)	$22.35	0.05	0.67	0.72	(0.02)	—	(0.02)	$23.05	3.21%	1.40	%(4)	0.39	%(4)	86%		$166,497
2012	$19.60	0.11	2.87	2.98	(0.23)	—	(0.23)	$22.35	15.33%	1.41%		0.58%		168%		$151,198
2011	$15.81	0.09	3.83	3.92	(0.13)	—	(0.13)	$19.60	24.92%	1.41%		0.51%		238%		$141,257
2010	$7.81	0.24	8.02	8.26	(0.26)	—	(0.26)	$15.81	106.76%	1.41%		1.99%		236%		$138,037
2009	$21.69	0.42	(13.94)	(13.52)	(0.36)	—	(0.36)	$7.81	(62.88)%	1.40%		2.62%		109%		$84,568
2008	$31.41	0.36	(5.53)	(5.17)	(0.46)	(4.09)	(4.55)	$21.69	(16.84)%	1.39%		1.35%		153%		$253,419
C Class
2012(3)	$22.11	(0.05)	0.66	0.61	—	—	—	$22.72	2.76%	2.15	%(4)	(0.36	)%(4)	86%		$5,622
2012	$19.48	(0.02)	2.82	2.80	(0.17)	—	(0.17)	$22.11	14.44%	2.16%		(0.17)%		168%		$2,574
2011	$15.75	(0.04)	3.82	3.78	(0.05)	—	(0.05)	$19.48	24.00%	2.16%		(0.24)%		238%		$1,595
2010	$7.78	0.14	7.99	8.13	(0.16)	—	(0.16)	$15.75	105.21%	2.16%		1.24%		236%		$983
2009	$21.62	0.35	(13.90)	(13.55)	(0.29)	—	(0.29)	$7.78	(63.12)%	2.15%		1.87%		109%		$334
2008(5)	$29.12	0.13	(3.41)	(3.28)	(0.13)	(4.09)	(4.22)	$21.62	(11.57)%	2.14	%(4)	1.15	%(4)	153	%(6)	$62
R Class
2012(3)	$22.27	0.02	0.66	0.68	— (7)	—	— (7)	$22.95	3.06%	1.65	%(4)	0.14	%(4)	86%		$3,466
2012	$19.55	0.08	2.84	2.92	(0.20)	—	(0.20)	$22.27	15.01%	1.66%		0.33%		168%		$2,224
2011	$15.78	0.06	3.81	3.87	(0.10)	—	(0.10)	$19.55	24.60%	1.66%		0.26%		238%		$1,364
2010	$7.79	0.21	8.01	8.22	(0.23)	—	(0.23)	$15.78	106.38%	1.66%		1.74%		236%		$444
2009	$21.65	0.44	(13.96)	(13.52)	(0.34)	—	(0.34)	$7.79	(62.98)%	1.65%		2.37%		109%		$127
2008(5)	$29.12	0.19	(3.41)	(3.22)	(0.16)	(4.09)	(4.25)	$21.65	(11.37)%	1.64	%(4)	1.65	%(4)	153	%(6)	$26

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 1, 2012 through October 31, 2012. The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(4)	Annualized.

(5)	September 28, 2007 (commencement of sale) through March 31, 2008.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

(7)	Per-share amount was less than $0.005.

(8)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of October 31, 2012; the related statements of operations for the period from April 1, 2012 through October 31, 2012, and for the year ended March 31, 2012; the statements of changes in net assets for the period from April 1, 2012 through October 31, 2012, and for each of the two years in the period ended March 31, 2012; and the financial highlights for the period from April 1, 2012 through October 31, 2012, and for each of the five years in the period ended March 31, 2012. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc., as of October 31, 2012; the results of its operations for the period from April 1, 2012 through October 31, 2012, and for the year ended March 31, 2012; the changes in its net assets for assets for the period from April 1, 2012 through October 31, 2012, and for each of the two years in the period ended March 31, 2012; and the financial highlights for the period from April 1, 2012 through October 31, 2012, and for each of the five years in the period ended March 31, 2012; in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $152,015 or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76909   1212

ANNUAL REPORT   OCTOBER 31, 2012

Global Real Estate Fund

Table of Contents

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the seven months ended October 31, 2012. (We changed the fiscal year end for our two real estate mutual funds from March 31 to October 31, resulting in a seven-month annual reporting period in 2012.) Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Economic and Financial Uncertainties Shaped Asset Returns

During the second and third calendar quarters of 2012 (the primary period covered by this report), the global economy and financial markets still struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but have weakened since 2010, with increased uncertainty during the reporting period surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe, and in influential emerging economies such as China.

These near-term uncertainties were reflected in relative asset returns for the reporting period. Commodity prices generally declined as global economic growth slowed, while assets perceived to be more on the “safe-haven” side of the investment spectrum advanced, including U.S. Treasury securities. In general, U.S. bonds outperformed U.S. stocks—the Barclays U.S. Aggregate Bond Index advanced 3.89% while the S&P 500 Index gained 1.52%.

Return levels diverged considerably within the U.S. equity discipline. Sectors viewed as relatively defensive, such as utilities, generally outperformed the broader market, as did REIT (real estate investment trust) shares. Technology and small-cap growth stocks generally underperformed.

The outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility. Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The World is Flat

Global equity markets were largely unchanged for the period from March 31, 2012, through October 31, 2012. Global stocks declined early in the reporting period as evidence of slowing economic activity worldwide and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence.

After bottoming in June, however, global equity markets began an uneven but solid recovery. Despite continued signs of sluggish global economic growth and sovereign debt troubles in Europe, stocks rebounded thanks to actions taken by central banks around the world to boost their economies. These actions included interest rate cuts in China, Brazil, Europe, and Australia, as well as quantitative easing measures in the U.S. and the U.K. These actions by the world’s central banks helped restore investor confidence, providing a lift to stocks worldwide.

Global stock markets fell back late in the period amid uncertainty about the outcome of the U.S. presidential election and the sovereign debt situation in Europe. As a result, the broad global equity indices finished the reporting period about where they started.

Asia/Pacific Markets Outperformed

As the table below illustrates, stock markets in the Asia/Pacific region (excluding Japan) posted the best returns during the reporting period. Improving economic growth, particularly in Australia and New Zealand, helped drive stock markets in the region higher. Markets in the U.S. and Europe also generated positive returns for the reporting period, but their performance was muted by weaker economic conditions, including recessions across southern Europe.

On the downside, the Japanese stock market declined during the period as its economy remained stagnant. Emerging markets also fell, underperforming developed markets as some of the largest emerging economies—including China, Brazil, and India—slowed significantly during the period.

Another factor impacting global equity market returns was currency fluctuations. The U.S. dollar appreciated by about 1% against a basket of major foreign currencies, including a 3% increase versus the euro. A stronger dollar reduces returns on non-U.S. investments for U.S. investors.

Global Equity Total Returns
For the seven months ended October 31, 2012* (in U.S. dollars)
MSCI World Index	0.61%	MSCI Japan Index	-9.81%
MSCI U.S. Broad Market (Gross) Index	1.09%	MSCI Pacific ex-Japan Index	7.47%
MSCI Europe Index	2.05%	MSCI Emerging Markets Index	-2.43%

* Total returns for periods less than one year are not annualized.

Performance

Total Returns as of October 31, 2012
				Average Annual Returns
	Ticker Symbol	7 months(1)	1 year	Since Inception	Inception Date
Investor Class	ARYVX	11.68%	19.75%	6.47%	4/29/11
MSCI All Country World IMI Real Estate Index	—	9.49%	17.80%	3.76%	—
MSCI All Country World Index	—	0.22%	8.55%	-2.97%	—
Institutional Class	ARYNX	11.90%	19.97%	6.68%	4/29/11
A Class No sales charge* With sales charge*	ARYMX	11.58% 5.12%	19.59% 12.70%	6.23% 2.14%	4/29/11
C Class No sales charge* With sales charge*	ARYTX	11.08% 10.08%	18.62% 18.62%	5.42% 5.42%	4/29/11
R Class	ARYWX	11.37%	19.20%	5.92%	4/29/11

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized. The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month reporting period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011

*From 4/29/11, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.21%	1.01%	1.46%	2.21%	1.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Manager: Steven Brown

Performance Summary

Global Real Estate posted a total return of 11.68%* for the period from March 31, 2012, through October 31, 2012. By comparison, the MSCI All Country World IMI Real Estate Index (the fund’s benchmark) returned 9.49%, while the MSCI All Country World Index (a broad global stock market measure) returned 0.22%.

Global Real Estate Market Overview

Global real estate stocks posted strong returns for the reporting period, outpacing the broad global equity indices despite sluggish global economic growth and continued sovereign debt turmoil in Europe. The advance in global real estate stocks during the period was driven by accommodative actions taken by central banks around the world, which pushed interest rates lower and property valuations higher. In the U.S., the Federal Reserve announced an extension of its near-zero interest rate policy into 2015 and a third round of quantitative easing measures, while the European Central Bank pledged to buy bonds to support troubled debt markets in Europe. Central banks in many other countries—including England, Japan, Australia, Brazil, and China—also took steps to bolster their respective economies.

Global real estate stocks continued to benefit from low global interest rates, which helped keep borrowing costs down and make their dividend yields more attractive to investors. Supply and demand dynamics in the commercial real estate sector also provided a favorable backdrop for global property stocks.

From a regional perspective, real estate stocks in the Asia/Pacific region performed best, led by China, Thailand, Australia, and Singapore. Property stocks in the larger European countries—including Germany, France, and the U.K.—also fared well, while peripheral countries such as Italy and Spain underperformed. U.S. real estate stocks posted modestly positive returns for the reporting period.

Stock Selection Led to Outperformance

The fund posted a double-digit gain for the reporting period and outperformed its benchmark index. Stock selection was the key behind this outperformance, particularly among property stocks in the U.S., U.K., Japan, and Hong Kong.

The portfolio’s leading contributor was U.S. timber company Weyerhaeuser, which gained nearly 45% during the reporting period. With the domestic housing market beginning to rebound, Weyerhaeuser benefited from growing demand and higher prices for lumber, as well as better results in its own homebuilding subsidiary. U.S. homebuilder stocks also posted strong returns for the reporting period, driven by meaningful growth in new home buying after several years of stagnant sales. Top contributors included PulteGroup and Lennar.

* All fund returns referenced in this commentary are for Investor Class shares.  Total returns for periods less than one year are not annualized.

Outside of the U.S., one of the top contributors was Great Portland Estates, a U.K.-based owner of office and retail properties. An emphasis on West End London, where demand has been strong and new supply limited, helped boost the bottom line for Great Portland Estates. Another meaningful contributor was New World Development, a Hong Kong–based property developer specializing in condominiums. With a new management team in place, New World Development began a number of promising new projects and enjoyed a rebound in condominium sales.

Detractors Included Residential and Retail Operators

Stock selection was less successful in France and China. The most significant individual detractor in the portfolio was Unibail-Rodamco, a French shopping mall owner with properties across Europe. Unibail-Rodamco lagged because of weakening fundamentals across the Continent, particularly during the summer months as the European debt problems intensified and economic conditions deteriorated.

In China, the biggest detractor was Agile Property Holdings, which is a Chinese developer specializing in vacation properties. Agile, whose peak sales period occurs during the winter months, declined during the reporting period as the company faced a seasonal slowdown in demand.

The most meaningful detractor among the fund’s U.S. holdings was apartment owner Camden Property Trust. Camden declined amid concerns that growing demand for home buying versus renting in the U.S. would make it difficult for apartment landlords to raise rents.

Outlook

Global real estate stocks produced strong gains throughout much of 2012 thanks to attractive valuations and accommodative central bank policies around the world. We expect this favorable environment to remain in place as we move into 2013, providing a positive backdrop for global property stocks. We remain constructive on the U.S. property market, where a nascent recovery in the housing sector should provide a tailwind for homebuilders and timber companies. A successful resolution to the “fiscal cliff” before the end of the year could represent another positive catalyst for real estate stocks. We also favor property stocks in Asia and selected emerging markets such as Brazil, the Philippines, and Thailand.

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	3.7%
Boston Properties, Inc.	3.2%
ProLogis, Inc.	3.1%
Weyerhaeuser Co.	3.1%
Westfield Group	3.0%
Camden Property Trust	2.4%
Unibail-Rodamco SE	2.3%
Taubman Centers, Inc.	2.3%
Apartment Investment & Management Co., Class A	2.3%
Mitsubishi Estate Co. Ltd.	2.2%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	52.7%
Domestic Common Stocks	44.2%
Total Common Stocks	96.9%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	0.5%

Investments by Country	% of net assets
United States	44.2%
Hong Kong	12.2%
Japan	9.8%
Australia	6.8%
France	4.9%
Singapore	3.9%
United Kingdom	3.8%
Canada	3.1%
Other Countries	8.2%
Cash and Equivalents(1)	3.1%
(1)Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,098.80	$6.35	1.20%
Institutional Class	$1,000	$1,099.80	$5.29	1.00%
A Class	$1,000	$1,097.80	$7.67	1.45%
C Class	$1,000	$1,093.90	$11.61	2.20%
R Class	$1,000	$1,095.80	$8.98	1.70%
Hypothetical
Investor Class	$1,000	$1,019.16	$6.11	1.20%
Institutional Class	$1,000	$1,020.16	$5.09	1.00%
A Class	$1,000	$1,017.90	$7.38	1.45%
C Class	$1,000	$1,014.12	$11.17	2.20%
R Class	$1,000	$1,016.64	$8.64	1.70%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2012

Shares	Value
Common Stocks — 96.9%
AUSTRALIA — 6.8%
Charter Hall Group	78,177	$258,874
Goodman Group	97,413	447,960
Mirvac Group	267,607	418,073
Westfield Group	79,355	878,111
		2,003,018
BRAZIL — 1.5%
Aliansce Shopping Centers SA	13,500	153,541
BR Malls Participacoes SA	21,200	278,694
		432,235
CANADA — 3.1%
Allied Properties Real Estate Investment Trust	7,297	230,874
Boardwalk Real Estate Investment Trust	2,364	152,124
Brookfield Asset Management, Inc. Class A	8,557	294,703
Brookfield Office Properties, Inc.	15,085	232,298
		909,999
FRANCE — 4.9%
Gecina SA	4,088	452,717
Klepierre	8,317	308,364
Unibail-Rodamco SE	3,038	684,570
		1,445,651
HONG KONG — 12.2%
Cheung Kong Holdings Ltd.	39,000	576,190
China Overseas Grand Oceans Group Ltd.	154,000	161,153
China Overseas Land & Investment Ltd.	154,000	403,378
Henderson Land Development Co. Ltd.	42,000	291,017
Link Real Estate Investment Trust (The)	108,000	537,209
New World Development Co. Ltd.	174,000	268,969
Shimao Property Holdings Ltd.	155,500	296,953
Sun Hung Kai Properties Ltd.	37,000	515,132
Wharf Holdings Ltd.	77,000	527,074
		3,577,075
INDIA — 0.4%
Prestige Estates Projects Ltd.	30,421	87,482
Sobha Developers Ltd.	4,252	28,360
		115,842
INDONESIA — 0.9%
PT Ciputra Development Tbk	1,140,500	$80,743
PT Lippo Karawaci Tbk	1,114,000	107,862
PT Summarecon Agung Tbk	460,500	83,902
		272,507
ITALY — 0.5%
Beni Stabili SpA	277,489	155,988
JAPAN — 9.8%
Advance Residence Investment Corp.	77	166,867
Daito Trust Construction Co. Ltd.	2,300	232,218
Daiwa House Industry Co. Ltd.	16,000	242,315
Japan Real Estate Investment Corp.	23	230,202
Japan Retail Fund Investment Corp.	111	202,311
Mitsubishi Estate Co. Ltd.	32,000	632,945
Mitsui Fudosan Co. Ltd.	23,000	464,725
Nippon Building Fund, Inc.	25	268,383
Sumitomo Realty & Development Co. Ltd.	10,000	276,087
United Urban Investment Corp.	132	158,737
		2,874,790
PEOPLE’S REPUBLIC OF CHINA — 0.8%
Longfor Properties Co. Ltd.	133,000	234,765
PHILIPPINES — 1.6%
Ayala Land, Inc.	349,600	199,856
Filinvest Land, Inc.	3,153,000	111,746
SM Prime Holdings, Inc.	448,250	157,777
		469,379
SINGAPORE — 3.9%
Ascendas Real Estate Investment Trust	93,000	179,931
CapitaLand Ltd.	143,000	383,350
CapitaMall Trust	124,000	214,494
Global Logistic Properties Ltd.	169,000	356,067
		1,133,842
SOUTH AFRICA — 1.0%
Capital Property Fund	96,038	110,541
Growthpoint Properties Ltd.	67,396	183,518
		294,059
SWEDEN — 0.6%
Fabege AB	16,050	159,462
TAIWAN (REPUBLIC OF CHINA) — 0.2%
Prince Housing & Development Corp.	87,000	58,521

Shares	Value
THAILAND — 0.7%
Asian Property Development PCL	412,200	$117,003
Quality Houses PCL	1,200,900	83,847
		200,850
UNITED KINGDOM — 3.8%
Derwent London plc	8,345	277,684
Great Portland Estates plc	23,843	179,917
Hammerson plc	41,690	317,414
Land Securities Group plc	26,220	340,192
		1,115,207
UNITED STATES — 44.2%
American Campus Communities, Inc.	7,727	350,110
Apartment Investment & Management Co., Class A	25,218	673,068
Boston Properties, Inc.	8,824	937,991
Camden Property Trust	10,698	702,110
CBL & Associates Properties, Inc.	27,292	610,522
DDR Corp.	40,105	616,013
Douglas Emmett, Inc.	26,865	629,984
Extra Space Storage, Inc.	7,409	255,536
HCP, Inc.	12,067	534,568
Kilroy Realty Corp.	13,410	595,538
Las Vegas Sands Corp.	12,453	578,317
Lennar Corp., Class A	6,551	245,466
M/I Homes, Inc.(1)	9,435	209,929
Newcastle Investment Corp.	67,166	580,986
Post Properties, Inc.	4,800	234,288
ProLogis, Inc.	26,926	923,293
PulteGroup, Inc.(1)	30,960	536,846
SBA Communications Corp., Class A(1)	8,657	576,816
Simon Property Group, Inc.	7,084	1,078,256
Taubman Centers, Inc.	8,705	683,778
Weyerhaeuser Co.	32,847	909,534
Wyndham Worldwide Corp.	10,402	524,261
		12,987,210
TOTAL COMMON STOCKS (Cost $26,401,746)		28,440,400

	Principal Amount/Shares	Value
Temporary Cash Investments — 2.6%
FHLB, Discount Notes, 0.05%, 11/1/12(2)	$762,000	$762,000
SSgA U.S. Government Money Market Fund	619	619
TOTAL TEMPORARY CASH INVESTMENTS (Cost $762,619)		762,619
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $27,164,365)		29,203,019
OTHER ASSETS AND LIABILITIES — 0.5%		160,384
TOTAL NET ASSETS — 100.0%		$29,363,403

Sub-Industry Allocation
(as a % of net assets)
Retail REITs	21.0%
Diversified Real Estate Activities	15.1%
Office REITs	11.3%
Real Estate Development	8.0%
Residential REITs	7.8%
Diversified REITs	6.4%
Specialized REITs	5.8%
Industrial REITs	5.2%
Real Estate Operating Companies	5.2%
Homebuilding	3.3%
Mortgage REITs	2.0%
Casinos and Gaming	2.0%
Wireless Telecommunication Services	2.0%
Hotels, Resorts and Cruise Lines	1.8%
Cash and Equivalents*	3.1%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank
REIT = Real Estate Investment Trust
(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $27,164,365)	$29,203,019
Receivable for capital shares sold	325,577
Dividends and interest receivable	21,778
29,550,374

Liabilities
Payable for investments purchased	150,966
Payable for capital shares redeemed	5,018
Accrued management fees	27,237
Distribution and service fees payable	1,154
Accrued foreign taxes	2,596
186,971

Net Assets	$29,363,403

Net Assets Consist of:
Capital (par value and paid-in surplus)	$26,351,173
Undistributed net investment income	400,900
Undistributed net realized gain	575,670
Net unrealized appreciation	2,035,660
$29,363,403

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$23,143,290	2,123,579	$10.90
Institutional Class, $0.01 Par Value	$2,711,486	248,530	$10.91
A Class, $0.01 Par Value	$2,459,903	225,974	$10.89	*
C Class, $0.01 Par Value	$610,175	56,350	$10.83
R Class, $0.01 Par Value	$438,549	40,334	$10.87
*Maximum offering price $11.55 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE PERIODS ENDED OCTOBER 31, 2012 AND MARCH 31, 2012
	October 31, 2012(1)	March 31, 2012(2)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,397 and $4,296, respectively)	$241,969	$123,794
Interest	67	—
	242,036	123,794

Expenses:
Management fees	121,139	51,234
Distribution and service fees:
A Class	2,153	907
C Class	2,953	3,412
R Class	1,189	1,701
Directors’ fees and expenses	433	169
Other expenses	240	89
	128,107	57,512

Net investment income (loss)	113,929	66,282

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $228 and $1,105, respectively)	925,616	(79,683)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $— and $3,999, respectively)	(2,054)	2,029
	923,562	(77,654)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(2,596) and $—, respectively)	1,227,087	808,971
Translation of assets and liabilities in foreign currencies	(374)	(24)
	1,226,713	808,947

Net realized and unrealized gain (loss)	2,150,275	731,293

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,264,204	$797,575

(1)	April 1, 2012 through October 31, 2012. The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2)	April 29, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

Statement of Changes in Net Assets

PERIODS ENDED OCTOBER 31, 2012 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	October 31, 2012(1)	March 31, 2012(2)
Operations
Net investment income (loss)	$113,929	$66,282
Net realized gain (loss)	923,562	(77,654)
Change in net unrealized appreciation (depreciation)	1,226,713	808,947
Net increase (decrease) in net assets resulting from operations	2,264,204	797,575

Distributions to Shareholders
From net investment income:
Investor Class	—	(44,826)
Institutional Class	—	(3,528)
A Class	—	(2,013)
R Class	—	(1,140)
Decrease in net assets from distributions	—	(51,507)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	17,080,037	9,273,094

Net increase (decrease) in net assets	19,344,241	10,019,162

Net Assets
Beginning of period	10,019,162	—
End of period	$29,363,403	$10,019,162

Undistributed net investment income	$400,900	$87,749

(1)	April 1, 2012 through October 31, 2012. The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2)	April 29, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. The fund invests primarily in companies located in developed countries world-wide (including the United States) but may also invest in companies located in emerging markets.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on April 29, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.20% for the Investor Class, A Class, C Class and R Class and 1.00% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the periods ended October 31, 2012 and March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 6% of the outstanding shares of the fund. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 8% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the seven months ended October 31, 2012 were $62,915,183 and $46,378,462, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended October 31, 2012(1)		Period ended March 31, 2012(2)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	1,727,891	$17,709,157	854,623	$7,552,260
Issued in reinvestment of distributions	—	—	5,108	42,702
Redeemed	(354,983)	(3,686,706)	(109,060)	(1,017,719)
	1,372,908	14,022,451	750,671	6,577,243
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	145,550	1,552,183	124,215	1,185,652
Issued in reinvestment of distributions	—	—	422	3,528
Redeemed	(21,136)	(215,464)	(521)	(5,041)
	124,414	1,336,719	124,116	1,184,139
A Class/Shares Authorized	50,000,000		50,000,000
Sold	157,703	1,596,549	71,516	703,821
Issued in reinvestment of distributions	—	—	240	2,013
Redeemed	(3,485)	(35,928)	—	—
	154,218	1,560,621	71,756	705,834
C Class/Shares Authorized	50,000,000		50,000,000
Sold	16,180	162,080	40,466	403,814
Redeemed	(296)	(2,755)	—	—
	15,884	159,325	40,466	403,814
R Class/Shares Authorized	50,000,000		50,000,000
Sold	92	921	40,106	400,924
Issued in reinvestment of distributions	—	—	136	1,140
	92	921	40,242	402,064
Net increase (decrease)	1,667,516	$17,080,037	1,027,251	$9,273,094

(1)	April 1, 2012 through October 31, 2012. The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2)	April 29, 2011 (fund inception) through March 31, 2012.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$294,703	$15,158,487	—
Domestic Common Stocks	12,987,210	—	—
Temporary Cash Investments	619	762,000	—
Total Value of Investment Securities	$13,282,532	$15,920,487	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 11, 2012, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 10, 2012 of $0.2499 for the Investor Class, Institutional Class, A Class, C Class and R Class.

On December 11, 2012, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 10, 2012:

Investor	Institutional	A	C	R
$0.3581	$0.3795	$0.3312	$0.2506	$0.3043

The tax character of distributions paid during the periods ended October 31, 2012 and March 31, 2012 was as follows:

	October 31, 2012(1)	March 31, 2012(2)
Distributions Paid From
Ordinary income	—	$51,507
Long-term capital gains	—	—

(1)	April 1, 2012 through October 31, 2012. The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(2)	April 29, 2011 (fund inception) through March 31, 2012.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$28,037,864
Gross tax appreciation of investments	$1,316,095
Gross tax depreciation of investments	(150,940)
Net tax appreciation (depreciation) of investments	$1,165,155
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(3,009)
Net tax appreciation (depreciation)	$1,162,146
Undistributed ordinary income	$1,845,418
Accumulated long-term gains	$4,666

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and investments in passive foreign investment companies.

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)		Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012(3)	$9.75	0.07	1.08		1.15	—	$10.90	11.68%	1.20	%(4)	1.15	%(4)	264%	$23,143
2012(5)	$10.00	0.14	(0.32	)(6)	(0.18)	(0.07)	$9.75	(1.57)%	1.21	%(4)	1.63	%(4)	462%	$7,322
Institutional Class
2012(3)	$9.75	0.08	1.08		1.16	—	$10.91	11.90%	1.00	%(4)	1.35	%(4)	264%	$2,711
2012(5)	$10.00	0.17	(0.33	)(6)	(0.16)	(0.09)	$9.75	(1.47)%	1.01	%(4)	1.83	%(4)	462%	$1,210
A Class
2012(3)	$9.76	0.06	1.07		1.13	—	$10.89	11.58%	1.45	%(4)	0.90	%(4)	264%	$2,460
2012(5)	$10.00	0.12	(0.31	)(6)	(0.19)	(0.05)	$9.76	(1.82)%	1.46	%(4)	1.38	%(4)	462%	$700
C Class
2012(3)	$9.75	0.02	1.06		1.08	—	$10.83	11.08%	2.20	%(4)	0.15	%(4)	264%	$610
2012(5)	$10.00	0.05	(0.30	)(6)	(0.25)	—	$9.75	(2.50)%	2.21	%(4)	0.63	%(4)	462%	$394
R Class
2012(3)	$9.76	0.05	1.06		1.11	—	$10.87	11.37%	1.70	%(4)	0.65	%(4)	264%	$439
2012(5)	$10.00	0.09	(0.30	)(6)	(0.21)	(0.03)	$9.76	(2.07)%	1.71	%(4)	1.13	%(4)	462%	$393

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 1, 2012 through October 31, 2012. The fund’s fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(4)	Annualized.

(5)	April 29, 2011 (fund inception) through March 31, 2012.

(6)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of October 31, 2012, and the related statements of operations, changes in net assets, and the financial highlights for the periods from April 1, 2012 through October 31, 2012, and from April 29, 2011 (fund inception) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Fund of American Century Capital Portfolios, Inc., as of October 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods April 1, 2012 through October 31, 2012 and April 29, 2011 (fund inception) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76910   1212

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, James A. Olson, Andrea C. Hall and Stephen E. Yates are the registrant’s designated audit committee financial experts.  They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:                    $20,838*
FY 2012:                    $34,511*

*Two funds issued by the registrant changed fiscal year ends from March 31, 2012 to October 31, 2012.  Amounts reported above have been isolated to those two funds only and reflect audit fees for the same time period as the fiscal periods of those two funds.  The $20,838 is for the fiscal year ended March 31, 2012 and the $34,511 is for the fiscal period from April 1, 2012 through October 31, 2012.

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2012: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2012: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2012: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2012: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:                    $44,957*
FY 2012:                    $68,768*

*Two funds issued by the registrant changed fiscal year ends from March 31, 2012 to October 31, 2012.  Amounts reported above reflect non-audit fees for the same time period as the fiscal periods of those two funds.  The $44,957 is for the fiscal year ended March 31, 2012 and the $68,768 is for the fiscal period from April 1, 2012 through October 31, 2012.

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2012